SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under ss. 240.14a-12


                                 FX Energy, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       n/a
     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:
       _________________________________________________________________________
    2) Aggregate number of securities to which transaction applies:
       _________________________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       _________________________________________________________________________
    4) Proposed maximum aggregate value of transaction:
       _________________________________________________________________________
    5) Total fee paid:
       _________________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:____________________________________________
    2) Form, Schedule or Registration Statement No.:______________________
    3) Filing Party: _____________________________________________________
    4) Date Filed:________________________________________________________

[FX ENERGY'S LOGO]                                               FX ENERGY, INC.
                                                       3006 Highland Drive, #206
                                                  Salt Lake City, Utah 84106 USA
                                                       Telephone: (801) 486-5555
                                                       Facsimile: (801) 486-5575


May 17, 2004



Dear FX Energy Stockholder:

         Our Proxy Statement for the 2004 Annual Stockholders' Meeting of FX Energy, Inc. and our 2003 Annual Report are enclosed. At this meeting, we will seek your support for the election of directors and for the approval of our 2004 Long-Term Incentive Plan.

         These are important considerations for all stockholders. Therefore, the Board of Directors urges you to review each of these proposals carefully. The enclosed proxy statement discusses the intended benefits as well as possible disadvantages of these proposals.

         Your Board of Directors believes that the adoption of each of the proposals is in the best interests of all stockholders.

Sincerely,

FX ENERGY, INC.


David N. Pierce
President

                                 FX ENERGY, INC.
                         3006 HIGHLAND DRIVE, SUITE 206
                           SALT LAKE CITY, UTAH 84106

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 16, 2004

To the Stockholders of FX Energy, Inc.:

         The 2004 Annual Stockholders' Meeting (the "Annual Meeting") of FX Energy, Inc. (the "Company") will be held June 16, 2004, in the Ponderosa Room, Little America Hotel, 500 South Main Street, Salt Lake City, Utah. The Annual Meeting will convene at 10:00 a.m., local time, to consider and take action on the following proposals:

         (1) to elect three directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

         (2)      to approve the FX Energy, Inc. 2004 Long-Term Incentive Plan;
                  and

         (3) to transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         Only owners of record of the Company's common stock outstanding as of the close of business May 12, 2004 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

         Holders of at least a majority of the shares of common stock outstanding on the Record Date must be represented at the meeting to constitute a quorum for conducting business.

         The attendance at and/or vote of each stockholder at the Annual Meeting is important, and each stockholder is encouraged to attend.

                                          FX ENERGY, INC.
                                          By Order of the Board of Directors


                                          Scott J. Duncan, Secretary
Salt Lake City, Utah
May 17, 2004

                                    IMPORTANT
Regardless of whether you plan to attend the meeting in person, please fill in, sign, date and return the enclosed proxy promptly in the self-addressed, stamped envelope provided. No postage is required if mailed in the United States. If you prefer, you may send us your proxy by facsimile transmission at 1-801-486-5575.

                                 SPECIAL REQUEST
   If your shares are held in the name of a brokerage firm, nominee or other institution, only it can vote your shares. Please contact promptly the person responsible for your account and give instructions for your shares to be voted.

                                 FX ENERGY, INC.
                         3006 HIGHLAND DRIVE, SUITE 206
                           SALT LAKE CITY, UTAH 84106


                                 PROXY STATEMENT

INTRODUCTION

         This proxy statement is furnished in connection with the solicitation of proxies, on behalf of the management of FX Energy, Inc., to be voted at the Annual Meeting to be held in the Ponderosa Room, Little America Hotel, 500 South Main Street, Salt Lake City, Utah, on June 16, 2004, at 10:00 a.m., local time, or at any adjournment thereof. The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If no instructions are indicated on the enclosed proxy, the proxy will be voted as follows at the Annual Meeting:

         (1) FOR the election of three nominees of management set forth herein as directors of the Company to serve as directors until the expiration of their respective terms and until their successors are elected and qualified;

         (2) FOR approval of the FX Energy, Inc. 2004 Long-Term Incentive Plan; and

         (3) IN accordance with the best judgment of the persons acting as proxies on other matters presented for a vote.

         The enclosed proxy, even though executed and returned to the Company, may be revoked at any time before it is voted, either by giving a written notice, mailed or delivered to the Secretary of the Company or sent by facsimile transmission to 1-801-486-5575, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting. If the proxy is returned to the Company without specific direction, the proxy will be voted in accordance with the Board of Directors' recommendations as set forth above.

         The entire expense of this proxy solicitation will be borne by the Company. In addition to this solicitation, officers, directors and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, by telephone or in person. This proxy statement and form of proxy were first mailed to stockholders on or about May 17, 2004.

         Only holders of the Company's 29,792,906 shares of common stock, par value $0.001, outstanding as of the close of business on May 12, 2004 (the "Record Date"), will be entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote. Holders of at least a majority of the shares of common stock outstanding on the Record Date must be represented at the Annual Meeting to constitute a quorum for conducting business.

         All properly executed and returned proxies as well as shares represented in person at the meeting will be counted for purposes of determining if a quorum is present, whether the proxies are instructed to abstain from voting or consist of broker nonvotes. Under Nevada corporate law and the Company's articles of incorporation and bylaws, the election of directors requires the vote of a plurality of the shares present at the Annual Meeting. Abstentions and broker nonvotes will not be counted for the election of directors. Routine matters are considered approved by the stockholders if the number of votes cast in favor of the action exceeds the number of shares cast in opposition to the action. Therefore, abstentions and broker nonvotes are not counted and will have the same legal effect as a vote in favor of matters other than the election of directors. Certain specified nonroutine matters are considered approved by the stockholders if approved by the holders of a majority of the outstanding common stock at a meeting of the stockholders at which a quorum is present. No such specified nonroutine matters are to be considered at the Annual Meeting.

         Officers and directors holding an aggregate of 3,333,415 shares of common stock, or approximately 10.3% of the outstanding shares, have indicated their intent to vote in favor of all proposals.

         The policy of the Company is that each member of the Board of Directors is encouraged, but not required, to attend the Annual Meeting.

CORPORATE GOVERNANCE

     Executive Officers, Directors

         The following sets forth the name, age, term of directorship, and principal business experience of each executive officer and director of the Company.

                                         Year
                                 ---------------------
                                   Director Term                      Business Experience During Past
            Name            Age    Since    Expires                  Five Years and Other Information
  -------------------------------------------------------------------------------------------------------------------
  Directors
  ---------
  David N. Pierce           58      1992      2005    President and a director of the Company  since 1992,  Chairman from 1992  through  2003.  For more than three  years prior to
                                                      1992,   Vice-President   and  a  director  of  the   Company's
                                                      predecessor,  Frontier  Exploration  Company,  co-founded with his brother,  Andrew W.  Pierce,  in January  1989,  which was acquired by the  Company in 1992.  Executive  capacities  with privately  held oil and gas companies  since 1979. An attorney with more than 25 years of  experience  in natural  resources,
                                                      securities  and   international   business  law.  Graduate  of
                                                      Princeton University and Stanford University Law School.

  Thomas B. Lovejoy         68      1995      2004    Chairman of the Board of  Directors  since  October 27,  2003,
                                                      Chief Financial  Officer since 1999,  Vice-Chairman  from 1995 through  2003,  and a  consultant  to the Company from 1995 to
                                                      1999.   Between   1992  and  1999,   principal   of  Lovejoy &
                                                      Associates,  Inc.,  Greenwich,   Connecticut,  which  provided
                                                      financial  strategic  advice  respecting  private  placements, mergers and  acquisitions.  From 1989 through  1992,  managing director  and head of  natural  resource,  utility  and mining groups of Prudential  Securities,  Inc.,  New York City.  From
                                                      1980 through  1988,  managing  director and head of the energy and natural  resources  group of Paine Webber,  Inc. From 1993 to  2001,  director  of  Scaltech,  Inc.,  Houston,  Texas,  a
                                                      processor  of  petroleum  refinery  oil  waste.   Graduate  of
                                                      Massachusetts  Institute of  Technology  and Harvard  Business
                                                      School.

  Jerzy B. Maciolek         54      1995      2006    Vice-President of International  Exploration and a director of
                                                      the  Company  since  1995.   Employed  by  the  Company  since
                                                      September  1995.  Instrumental  in the  Company's  exploration efforts in Poland.  Prior to becoming the Company's  employee,
                                                      a  private   consultant   for  over  five   years,   including
                                                      consulting  on  exploration  projects  in the  western  United
                                                      States,  the  hydrocarbon  potential of Poland and Kazakhstan, and developing applied integrated geophysical  interpretations over gold mines in Nevada,  California  and  Mexico.  Graduate of the Mining and Metallurgy Academy in Krakow, Poland.

                                         Year
                                 ---------------------
                                   Director Term                      Business Experience During Past
            Name            Age    Since    Expires                  Five Years and Other Information
  -------------------------------------------------------------------------------------------------------------------
  Scott J. Duncan           55      1993      2004    Vice-President   Investor   Relations  and  Secretary  of  the
                                                      Company,   director   from  1993   through   2004.   Financial
                                                      consultant  to the Company from its  inception  through  April
                                                      1993,  when  he  became  the  Company's  Treasurer.  Prior  to becoming a  consultant  with the  Company,  an  executive  and director  of  several  small  businesses  in Salt  Lake  City.
                                                      Graduate of the  University  of Utah School of  Business.  Mr.
                                                      Duncan's  term as a  director  expires  with the  2004  annual meeting,  at which  time he will not stand for  reelection  as the Board of Directors  has  determined  to reduce the size of the Board  from eight  directors  to seven,  thereby  ensuring that a  majority  of the Board of  Directors  is  composed  of independent directors.

  David L. Worrell          58      2003      2004    Director of the Company  since 2003.  Founder and President of
                                                      David Worrell Associates,  a commercial real estate consulting
                                                      and   development   firm  with  emphasis  on  the  hospitality
                                                      industry,   from  1990  through  1997  and  1999  through  the
                                                      present.    Served   in   1998   as   Senior   Vice-President,
                                                      Development,  for  Homestead  Village,  Inc., a New York Stock
                                                      Exchange  listed,  lodging  company.  From 1993 through  1997, served as Chief Executive  Officer,  and from 1998 through the present,  as Chairman of Subway  Russia  Franchising  Company,
                                                      exclusive  master  franchisee  of  the  Subway  Sandwich  Shop
                                                      restaurant   concept  in  Russia;   from  1981  through  1990,
                                                      Managing Director,  Vice-President and Director of Development
                                                      for  MAT   Associates,   a  national  real  estate   developer
                                                      specializing  in hotel  and  related  commercial  development.
                                                      Prior  to  1981,  practicing  attorney  in the  areas  of real
                                                      estate   acquisition   and   development   and   international
                                                      transactions.   Graduate  of  Stanford   Graduate   School  of
                                                      Business,  Stanford Law School,  and Cornell  University.  Mr.
                                                      Worrell  is  a  member  of  our   Nomination   and  Governance
                                                      Committee,   our  Audit   Committee,   and  our   Compensation
                                                      Committee.

  Arnold S. Grundvig, Jr.   55      2003      2004    Director  of the  Company  since  2003.  President  and  Chief
                                                      Financial  Officer of  A-Systems  Corporation,  a developer of accounting  software,  since 1993.  From 1990 to 1992,  served as Controller for Weider Health & Fitness,  a sports nutrition
                                                      company,   and  Schiff   Vitamin,   a  nutrition   enhancement
                                                      company.  From  1985 to 1989,  served as a  Financial  Analyst for Petro Source  Corporation,  a crude oil trading firm. From
                                                      1983 to 1985, worked as an independent  turn-around consultant on  several  projects.  From  1977 to 1983,  worked  for First
                                                      Interstate  Bank (now  Wells  Fargo  Bank) as  Manager  of the
                                                      Credit  Department  and as a  Commercial  Loan  officer.  From
                                                      1971  to  1977,  served  as a  Financial  Analyst  for  Dun  &
                                                      Bradstreet,   Inc.,  a  commercial   credit   rating   bureau.
                                                      Graduate of Phoenix  University  (MBA) and the  University  of
                                                      Utah.  Mr.  Grundvig is Chairman of our Audit  Committee and a
                                                      member of our  Nomination  and  Governance  Committee  and our
                                                      Compensation Committee.

                                         Year
                                 ---------------------
                                   Director Term                      Business Experience During Past
            Name            Age    Since    Expires                  Five Years and Other Information
  -------------------------------------------------------------------------------------------------------------------
  Richard Hardman CBE       67      2003      2006    Exploration  Advisor since  February  2003 and director  since
                                                      October 27, 2003.  From January  2002  through  January  2003,
                                                      Advisor  on  Exploration  to the Chief  Executive  Officer  of
                                                      Enterprise  Oil and worked in an advisory  capacity to Neptune
                                                      Oil  and  Gas.  Between  1983  and  January  2002,  served  in various  executive  capacities with Amerada Hess, a worldwide, integrated  oil  and gas  firm.  Vice-President  of  Worldwide
                                                      Exploration  based in London between May 1998 and May 2001 and
                                                      Exploration  Advisor  thereafter  until January  2002.  Over a career  spanning  more  than 40  years,  worked in oil and gas exploration as a geologist in Libya, Kuwait, Columbia,  Norway and the  North  Sea.  Chairman  of the  Petroleum  Society  of
                                                      Great Britain,  President of the Geological Society of London,
                                                      as  the  European  member  of  the  Advisory  Counsel  of  the
                                                      American  Association of Petroleum  Geologists,  and currently
                                                      Chairman  of  APPEX,  a  farmout  fair  organization  based in
                                                      London.  Commander  of the British  Empire in New Year Honours
                                                      List of 1998 for  services to the oil  industry.  Mr.  Hardman is a member of our  Nomination  and  Governance  Committee and our Compensation Committee.

  Dennis B. Goldstein       58      2003      2005    Mr.  Goldstein has been a director since October 27, 2003, and was appointed  Lead Director  November 10, 2003. He previously served  as a member  of the  Board of  Directors  from 1999 to
                                                      2002,  and was a member of the Audit  Committee of the Company prior to his  resignation.  Since March of 2002, Mr. Goldstein has been  practicing  natural  resources law in San Francisco,
                                                      California  "Of  Counsel"  to the  firm of  Baker &  McKenzie.
                                                      From  1976  until  March  of  2002,  Mr.  Goldstein  was  with
                                                      Homestake  Mining Company,  a New York Stock Exchange  listed, international  gold  mining  company  in  various  capacities.
                                                      When  Homestake was purchased by Barrick Gold  Corporation  in
                                                      2002,  he  was  Vice-President  and  Corporate  Counsel.   Mr.
                                                      Goldstein is a graduate of Brown  University  ('67),  Stanford
                                                      University  Law School ('71) and the Executive  Program of the
                                                      Stanford  Graduate  School of Business  ('87).  He is a member of the  California  and the  American  Bar  Associations.  Mr.
                                                      Goldstein is Chairman of our  Compensation  and our Nomination
                                                      and  Governance  Committees  and  is a  member  of  our  Audit
                                                      Committee.

  Executive Officers
  ------------------
  Andrew W. Pierce          56       --        --     Vice-President  and Chief  Operating  Officer  of the  Company
                                                      since 1992,  director  from 1992  through his  resignation  in
                                                      2003.  For more than three years prior to 1992,  President and a director of the Company's predecessor,  Frontier Exploration
                                                      Company,  co-founded  with his brother,  David N.  Pierce,  in
                                                      January  1989,  which was  acquired  by the  Company  in 1992.
                                                      More than 25 years of experience  in oil and gas  exploration, drilling,  production  and leasing  experience,  with  primary
                                                      management   and  line   responsibility   for   drilling   and
                                                      completion activities in the western United States.

                                         Year
                                 ---------------------
                                   Director Term                      Business Experience During Past
            Name            Age    Since    Expires                  Five Years and Other Information
  -------------------------------------------------------------------------------------------------------------------
  Clay Newton               47       --        --     Vice-President  of  Finance,  Treasurer  and Chief  Accounting
                                                      Officer  since 2003 and a director from  2002-2003.  Worldwide
                                                      Controller  for  LANDesk  Software,  Inc.  from  2002-2003,  a private  technology  company with  operations  and entities in
                                                      eight   countries.   Director   of   Corporate   Finance   and
                                                      Administration   for  Talk2   Technology,   Inc.,   a  private
                                                      technology  company,   from  2000  to  2002.  Chief  Financial
                                                      Officer  and  Corporate  Secretary  for Equity  Oil,  Inc.,  a
                                                      publicly-traded  international oil and gas company,  from 1986
                                                      to  2000.   Graduate,   with  honors,   University   of  Utah.
                                                      Certified Public Accountant, Certified Equity Professional.

         The Board of Directors has determined that Dennis B. Goldstein, Arnold
S. Grundvig, Jr., Richard Hardman, and David L. Worrell are "independent directors" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers. Scott J. Duncan's term as a director expires with the Annual Meeting, at which time he will not stand for reelection and the Board of Directors has determined to reduce the size of the Board from eight directors to seven, thereby ensuring that a majority of the Board of Directors is composed of independent directors.

     Board of Directors' Meetings and Committees

         Board of Directors

         The Board of Directors had four meetings during 2003 and two meetings to date in 2004. The directors also discussed the business and affairs of the Company informally on numerous occasions throughout the year and took several actions through unanimous written consents in lieu of meetings.

         Audit Committee

         On November 10, 2003, the Board of Directors formally adopted an amended Audit Committee Charter, which was amended on March 30, 2004, and is attached hereto as Appendix A, and which is also available on the Company's website, www.fxenergy.com. The Audit Committee of the Board of Directors is currently composed of three independent directors: Arnold S. Grundvig, Jr., its Chairman, whom the Board of Directors has determined to be an audit committee financial expert, and David L. Worrell and Dennis B. Goldstein, each of whom the Board of Directors has determined to be independent, all as required by Rule 10A-3(b)(1) adopted pursuant to the Securities Exchange Act of 1934.

         The Audit Committee recommends the selection of independent auditors, approves the scope of audit and related fees, and reviews financial reports, audit results, internal accounting procedures, related-party transactions, when appropriate, and programs to comply with applicable requirements relating to financial accountability. The Audit Committee's responsibilities also include the development of policies and procedures for compliance by the Company and its officers and directors with applicable laws and regulations. The Audit Committee met four times during 2003 and has met once to date in 2004, including meetings during 2003 to review the Company's quarterly reports on Form 10-Q prior to filing, and in early 2004 to review the results of the audit of the 2003 financial statements of the Company by its independent accountants and other related matters, as reported below.

         Compensation Committee

         On November 10, 2003, the Board of Directors formally adopted a written charter for the Compensation Committee, which is available on the Company's website, www.fxenergy.com. The Compensation Committee is responsible for reviewing performance of senior management, recommending compensation, and developing compensation strategies and alternatives throughout the Company. The Compensation Committee met four times during 2003 and has met twice to date during 2004, in addition to several informal telephone meetings throughout 2003. The Compensation Committee of the Board of Directors is composed of four independent directors: Dennis B. Goldstein, its Chairman, Richard Hardman, David
L. Worrell and Arnold S. Grundvig, Jr.

         Nomination and Governance Committee

         On November 10, 2003, the Board of Directors formally adopted a written charter for the Nomination and Governance Committee, which is available on the Company's website, www.fxenergy.com. The Nomination and Governance Committee is responsible for recommendations to the Board of Directors respecting corporate governance principles; prospective nominees for director; Board member performance and composition; function, composition and performance of Board committees; succession planning; director and officer liability insurance coverage; and directors' responsibilities. The Nomination and Governance Committee met one time during 2003 and has met once to date during 2004. The Nomination and Governance Committee of the Board of Directors is composed of four independent directors: Dennis B. Goldstein, its Chairman, Richard Hardman, David L. Worrell and Arnold S. Grundvig, Jr.

         When considering candidates for directors, the Nomination and Governance Committee takes into account a number of factors, including the individual's judgment, skill, integrity and reputation; whether the candidate has relevant business experience; whether the candidate has achieved a high level of professional accomplishment; independence from management under both Nasdaq and Securities and Exchange Commission definitions; existing commitments to other businesses; potential conflicts of interest with other pursuits; corporate governance background and experience; financial and accounting background that would permit the candidate to serve effectively on the Audit Committee; age, gender, and ethnic background; and size, composition, and experience of the existing Board of Directors.

         The committee will also consider candidates for directors suggested by stockholders using the same considerations. Stockholders wishing to suggest a candidate for director should write to Scott J. Duncan and include a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee; the name of and contact information for the candidate; a statement that the candidate is willing to be considered and would serve as a director if elected; a statement of the candidate's business and educational experience preferably in the form of a resume or curriculum vitae; information regarding each of the factors identified above, other than facts regarding the existing Board of Directors, that would enable the committee to evaluate the candidate; a statement detailing any relationship between the candidate and any customer, supplier, or competitor of the Company; and detailed information about any relationship or understanding between the stockholder and the proposed candidate.

         Before nominating a sitting director for reelection at an annual meeting, the committee will consider the director's performance on the Board of Directors and attendance at Board of Directors' meetings, and whether the director's reelection would be consistent with the Company's governance guidelines and ability to meet all applicable corporate governance requirements.

         When seeking candidates for director, the committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of the candidates, the committee will interview that candidate if it believes the candidate might be suitable for a position on the Board of Directors. The committee may also ask the candidate to meet with management. If the committee believes the candidate would be a valuable addition to the Board of Directors, it will recommend to the full Board of Directors that candidate's nomination.

         Rights Redemption Committee

         In connection with the adoption of a stockholder Rights Agreement, the Board of Directors formed a Rights Redemption Committee during 1997 to perform certain functions in accordance with such plan. The Rights Redemption Committee, which shall be appointed by the Board of Directors as necessary, must consist of at least three continuing directors, a majority of whom may not be employees of the Company. The Rights Redemption Committee did not meet during 2003.

     Policy on Stockholder Communications with Directors

         Company stockholders that want to communicate with the Board, any of its committees, or with any individual director can write to the Company at 3006 Highland Drive, Suite 206, Salt Lake City, Utah 84106. Such letter should indicate that it is from a Company stockholder. Depending upon the subject matter, management will:

         o forward the communication to the director, directors, or committee to whom it is addressed;

         o attempt to handle the inquiry directly if it is a request for information about the Company or other matter appropriately dealt with by management; or

         o not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

         At each Board of Directors' meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the directors and make those communications available to the directors on request.

     Code of Ethics

         The Company has adopted a Code of Ethics that applies to all of its employees, including its principal executive officer, principal financial officer, and its principal accounting officer. The Code of Ethics is available on the Company's website, www.fxenergy.com.

     Stockholder Proposals

         No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting. It is anticipated that the next annual meeting of stockholders will be held during May 2005. Stockholders may present proposals for inclusion in the proxy statement to be mailed in connection with the 2005 Annual Meeting of Stockholders of the Company, provided such proposals are received by the Company no later than January 3, 2005, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.

PROPOSAL 1. ELECTION OF DIRECTORS

         The Company's articles of incorporation provide that the Board of Directors shall be divided into three classes, with each class as equal in number as practicable. One class is to be elected each year for a three-year term. At the Annual Meeting, three directors will be elected to serve three-year terms.

         The Board of Directors has nominated Thomas B. Lovejoy, David L. Worrell, and Arnold S. Grundvig, Jr. for election as directors of the Company at the Annual Meeting, each to serve for a term of three years expiring at the 2007 annual meeting and until his successor is elected and qualified. Such nominations have been approved unanimously by the Company's Nomination and Governance Committee and by the Board of Directors.

         Votes will be cast, pursuant to authority granted by the enclosed proxy when properly executed and returned to the Company, for the election of the nominees named below as directors of the Company, except as otherwise specified in the proxy. In the event a nominee shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such person as may be designated by the Board of Directors. The officers of the Company are elected at the Annual Meeting of the Board of Directors to hold office until their respective successors are elected and qualified. The information concerning the nominees and directors and their security holdings has been furnished by them to the Company. Biographical information and business experience of each person nominated and for each director whose term of office will continue after the Annual Meeting are discussed below. (See "Principal Stockholders.")

     Recommendation of the Board of Directors

         The Board of Directors recommends a vote "FOR" the election of the nominees Thomas B. Lovejoy, David L. Worrell, and Arnold S. Grundvig, Jr., as directors of the Company, to serve in such capacities until the expiration of their term at the 2007 annual meeting of stockholders and until their successors are elected and qualified.

     Vote Required

         Directors are elected by the affirmative vote of the holders of a plurality of the shares of common stock voted at the Annual Meeting. Abstentions and broker nonvotes will not be counted in the election of directors.

PROPOSAL 2. APPROVAL OF THE 2004 LONG-TERM INCENTIVE PLAN

     General

         On April 27, 2004, the Board of Directors of the Company approved the terms of the 2004 Long-Term Incentive Plan (the "2004 Plan"). In order for certain 2004 Plan provisions relating to incentive stock options to be effective, it must be approved by the stockholders of the Company and is being submitted for such approval pursuant to this proxy statement.

     Plan Summary

         The Board of Directors of the Company believes that it is important that senior management as well as other employees and individuals who contribute to the success of the Company have a stake in the enterprise as stockholders. Consistent with this belief, the award of stock options has been and will continue to be an important element of their compensation program. The Board of Directors and the stockholders previously approved and adopted the 1995, 1996, 1997, 1998, 1999, 2000 and 2001 Stock Option and Award Plans and the 2003 Long-Term Incentive Plan. As of December 31, 2003, options to purchase an aggregate of 3,664,517 shares were outstanding under such plans, leaving 785,483 shares available for issue under such plans. As the award of stock options is an important element of the Company's compensation program, the Board of Directors believes that another plan should be adopted.

         The 2004 Plan is intended to (a) attract competent directors, executive personnel and other employees, (b) ensure the retention of the services of existing directors, executive personnel and employees, and (c) provide incentives to all of such personnel to devote the utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in ownership and thereby permitting them to share in increases in the value that they help produce.

         The 2004 Plan is to be administered either by the Board of Directors or by the appropriate committee to be appointed from time to time by such Board of Directors. Currently, the Compensation Committee recommends actions respecting the 2004 Plan to the Board of Directors. Awards granted under the 2004 Plan may be incentive stock options ("ISOs") as defined in the Internal Revenue Code, appreciation rights, options that do not qualify as ISOs, or stock bonus awards that are awarded to employees, officers and directors who, in the opinion of the board or the committee, have contributed or are expected to contribute materially to the success of the Company. In addition, at the discretion of the Board of Directors or the committee, options or bonus stock may be granted to individuals who are not employees, officers or directors but contribute to the success of the Company.

         The exercise price of options granted under the 2004 Plan is to be determined by the Board of Directors or the committee at the time of grant and, in the case of ISOs, may not be less than 100% of the fair market value of such capital stock on the date the option is granted (110% of the fair market value in the case of 10% stockholders). Options granted under the 2004 Plan must expire not later than 10 years after the date of grant (five years in the case of ISOs granted to 10% stockholders). The option price may be paid by cash or, at the discretion of the Company's Board of Directors or committee, by delivery of shares of common stock of the Company already owned by the optionee (valued at their fair market value at the date of exercise), a fully secured promissory note (except for option exercises by directors or executive officers), or a combination thereof.

         The 2004 Plan permits payment to be made for the exercise of options by means of cash, check, promissory note, other shares of the Company's common stock (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or by any combination of those means.

         All of the employees, officers and directors of the Company are eligible to participate under the 2004 Plan. A maximum of 1,000,000 shares are available for grant under the 2004 Plan. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards are determined by the Board of Directors or the committee, in its sole discretion; provided, however, that in no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

         Options and stock purchase rights granted under the 2004 Plan are nontransferable other than by will or by the laws of descent or distribution, and may be exercised during the optionee's lifetime only by the optionee or by an optionee's family member who has acquired the option or stock purchase right through a gift or a transfer for value pursuant to a domestic relations order in settlement of marital property rights or a transfer to an entity in which more than 50% of the voting interests are owned by an optionee's family members or the optionee in exchange for an interest in that entity.

         In the case of an ISO, however, the options are nontransferable other than by will or by the laws of descent or distribution and may only be exercised by the optionee during the lifetime of the optionee or by the optionee's executor, personal representative (or person acting in a substantially similar capacity), or heir.

         The aggregate number of shares with respect to which options or stock awards may be granted under the 2004 Plan, the number of shares covered by each outstanding option, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares. In the case of an ISO, the ratio of the option price immediately after the change to the fair market value of the stock subject to the option immediately after the corporation transaction must not be more favorable to the optionee on a share-by-share basis than the ratio of the old option price to the fair market value of the stock subject to the option immediately before such transaction. All such adjustments shall be made by the Board of Directors or the committee, whose good faith determination shall be binding absent manifest error.

         The Board of Directors or the committee may from time to time alter, amend, suspend or discontinue the 2004 Plan with respect to any shares as to which options or stock awards have not been granted. However, no such alteration or amendment (unless approved by the stockholders) shall (a) increase (except adjustment for an event of dilution) the maximum number of shares for which options or stock awards may be granted under the 2004 Plan either in the aggregate or to any eligible employee; (b) reduce (except adjustment for an event of dilution) the minimum option prices that may be established under the 2004 Plan; (c) extend the period or periods during which options may be granted or exercised; (d) materially modify the requirements as to eligibility for participation in the 2004 Plan; (e) change the provisions relating to events of dilution; or (f) materially increase the benefits accruing to the eligible participants under the 2004 Plan.

     Certain Tax Matters

         The following summary of the major United States income tax consequences of participation in the 2004 Plan is based on the pertinent provisions of the Internal Revenue Code, the applicable regulations promulgated by the Treasury Department under the Internal Revenue Code (the "Regulations"), and judicial and administrative interpretations of the Internal Revenue Code and Regulations. The Internal Revenue Code, the Regulations, and the interpretations thereof are subject to change and such changes may be given retroactive effect. Options to be granted under the 2004 Plan do not qualify under Section 401(a) of the Internal Revenue Code as qualified pension, profit sharing, or stock bonus plans.

         Nonqualified Stock Options

         Under the current provisions of the Internal Revenue Code, the following consequences will result from the grant and exercise of the options that are not granted and issued in accordance with the requirements of Section 422 of the Internal Revenue Code and, therefore, do not qualify as ISOs under the Internal Revenue Code (assuming there is not an active trading market for options of the Company):

                  (1) Income will not be recognized by the optionee at the time of the grant of the options.

                  (2) On exercise of the options, in whole or in part, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the option shares acquired at the time of exercise over the option exercise price.

                  (3) Upon the sale of any option shares acquired pursuant to the exercise of the options, the optionee will realize short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on such sale and the optionee's tax basis in the option shares (as described below).

                  (4) The Company will be entitled to record a compensation expense for federal income taxation purposes in an amount equal to the ordinary income recognized by the optionee as set forth in clause (2) above.

         If payment of the exercise price is made entirely in cash, the tax basis of the option shares will be equal to the option exercise price paid, if any, plus the ordinary income recognized by the optionee, which sum should equal the fair market value of the option shares acquired on the date of exercise. The holding period will begin on the day after the tax basis of the shares is so determined.

         The ordinary income received by the optionee on the exercise of a nonqualified option is considered compensation from the Company. As with other forms of compensation, withholding taxes, FICA and Medicare payments will be owed with respect to the exercise of options by employees. The Company may accept payment of such withholding taxes, FICA and Medicare payments in one or more of the following ways: (a) the optionee delivering shares of common stock with a fair market value equal to such requirements; (b) the Company withholding option shares subject to the option, with a fair market value equal to such requirements; or (c) the Company withholding from payroll or other amounts owed to the holder. The Company may, in its sole discretion, discuss with the securities broker-dealer through which an optionee subject to withholding sells stock issued on the exercise of options the use of a portion of the sales proceeds to pay the withholding obligation, so that such payment is not an advance out-of-pocket expense to the optionee.

         Incentive Stock Options

         Under the current provisions of the Internal Revenue Code, if shares of common stock are issued to the original holder of an ISO granted and exercised in accordance with the 2004 Plan, then:

                  (1) no income will be realized by such holder at the time of the grant of the option or on the transfer of such shares of common stock to the holder pursuant to the exercise of the option;

                  (2) the excess of the fair market value of such shares of common stock at the time of exercise over the option exercise price will be treated as an "item of tax preference" to such holder under the alternative minimum tax provisions of the Internal Revenue Code, and therefore, may be subject to tax at the minimum tax rate under certain conditions;

                  (3) no compensation deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of such option; and

                  (4) upon a sale or exchange of shares of common stock acquired on exercise of the option after the later of (a) one year after the date of transfer of shares of common stock to the original holder, or
         (b) two years after the date of the grant of the option, any amount realized by such holder in excess of the option exercise price will be taxed to the holder as a long-term capital gain, and any loss sustained will be a long-term capital loss.

         If such shares are disposed of before the expiration of the holding periods described in clause (4) above, then (i) the holder will realize ordinary taxable income in the year of disposition in an amount equal to the difference between the fair market value of the stock as of the date of exercise of the option determined under the rules of the Internal Revenue Code and the exercise price of the options; (ii) the holder will also realize capital gain or loss, short-term or long-term, as the case may be, in an amount equal to the difference between the amount realized by the holder on sale or exchange of the shares and the option price paid by the holder increased by the amount of ordinary income, if any, recognized by the holder on exercise of the option;
(iii) the Company will be entitled to a deduction in the amount of the compensation (ordinary) income so realized by the holder; and (iv) the tax preference otherwise arising on the exercise of the option would be inapplicable.

         If an option is exercised by payment in common stock (to the extent allowed), such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon exercise. However, if the previously owned shares were acquired on the exercise of an incentive or other tax-qualified stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise the outstanding option or to satisfy the withholding obligations, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income (but, under proposed Regulations, not any additional capital gain) in the amount described above.

         Stock Awards

         Under the terms of the 2004 Plan, stock awards may be granted as determined by the Board of Directors or authorized committee. Such stock awards may be subject to forfeiture under conditions imposed by the Board of Directors or the committee. Recipients of stock awards will realize ordinary income at the time of receipt of a stock award or, if such award is subject to forfeiture, upon the lapse of any such forfeiture provisions. The ordinary income realized by the recipient will be equal to the fair market value of the shares less the amount, if any, paid in connection with the issuance (the Board of Directors or the committee can require the payment of par value at the time of the grant). The Company will realize a corresponding compensation deduction. The holder will have a basis in the shares acquired equal to any amount paid on receipt plus the amount of any ordinary income recognized by the holder. On sale of the shares, the holder will have a capital gain or loss equal to the sales proceeds minus his or her basis in the shares.

     Vote Required

         Adoption of the 2004 Plan requires the approval of a majority of the shares present, in person or represented by proxy, and voting at the Annual Meeting. Abstentions and broker nonvotes will not be counted and will have the same legal effect as a vote in favor of the approval of the 2004 Plan.

         The Board of Directors recommends a vote "FOR" the approval of the 2004 Plan. It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the approval of the 2004 Plan.

PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of April 21, 2004, the name and shareholdings of each person who owns of record, or was known by the Company to own beneficially, 5% or more of the common stock currently outstanding; the name and shareholdings of each director; and the shareholdings of all executive officers and directors as a group. Unless indicated otherwise in the footnotes, each person named below has, to the best of our knowledge, sole voting and investment power with respect to all shares of common stock shown as beneficially owned by each person:

                                                                      Amount and Nature of            Percent
 Title of Class                        Name                           Beneficial Ownership          of Class (1)
=================    ==========================================     =========================    ===================
                     Principal Stockholders:
                     -----------------------
Common               Wellington Management Company(2)........               1,960,000                    6.6%
                                                                    =========================    ===================
                     Directors:
                     ----------
                     David N. Pierce(3)......................                 878,883                    2.9%
                     Thomas B. Lovejoy(4)....................                 775,426                    2.6
                     Jerzy B. Maciolek(5)....................                 403,334                    1.3
                     Scott J. Duncan(6)......................                 384,834                    1.3
                     David L. Worrell(7).....................                  32,000                    0.1
                     Arnold S. Grundvig, Jr..................                      --                   --
                     Dennis B. Goldstein(8)..................                  45,167                     .2
                     Richard B. Hardman......................                      --                   --
                     All executive officers and
                       directors as a group(9)...............               3,333,415                   10.3%
                                                                    =========================    ===================

----------------------
(1) Calculations of total percentages of ownership outstanding for each individual assume the exercise of currently vested options held by that individual to which the percentage relates. Percentages calculated for totals of all executive officers and directors as a group assume the exercise of all vested options held by the indicated group.
(2) According to a Schedule 13-G/A dated February 12, 2004, by Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.
(3) The calculation of beneficial ownership includes 803,333 shares subject to outstanding options that were exercisable within 60 days of the table date and 50,000 shares held by David N. Pierce as custodian for minor children. Excludes 14,000 shares held by Mr. Pierce's wife, Mary Phillips, and 2,000 shares held by Mary Phillips as custodian for minor children, of which Mr. Pierce disclaims beneficial ownership.
(4) The calculation of beneficial ownership includes 253,334 shares subject to outstanding options that were exercisable within 60 days of the table date, 41,000 shares held in trust for the benefit of Thomas B. Lovejoy's children, 104,500 shares held in Mr. Lovejoy's IRA account, 10,000 shares held by Mr. Lovejoy's spouse's IRA account, 200,000 shares held by Lovejoy & Associates, Inc. (of which Mr. Lovejoy is sole owner), and 17,500 shares owned by Lovejoy & Associates Profit Sharing Plan.
(5) The calculation of beneficial ownership includes 403,334 shares subject to outstanding options that were exercisable within 60 days of the table date
(6) The calculation of beneficial ownership includes 253,334 shares subject to outstanding options that were exercisable within 60 days of the table date, 125,000 shares held by Scott J. Duncan jointly with his wife, Cathy H. Duncan, and 6,500 shares held solely by Cathy H. Duncan.
(7) The calculation of beneficial ownership includes 803,333 shares subject to outstanding options that were exercisable within 60 days of the table date. Includes 20,000 shares held by David L. Worrell jointly with his wife, Julianne Shedd Worrell, and 5,000 shares held solely by Julianne Shedd Worrell
(8) The calculation of beneficial ownership includes 32,667 shares subject to outstanding options that were exercisable within 60 days of the table date
(9) The calculation of beneficial ownership includes 2,502,670 shares subject to outstanding options that were exercisable within 60 days of the table date

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during or respecting its last fiscal year ended December 31, 2003, no person who, at any time during the most recent fiscal year, was a director, officer, beneficial owner of more than 10% of any class of equity securities of the Company, or any other person known to be subject to
Section 16 of the Exchange Act failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The written charter of the Company's Audit Committee requires that all related-party transactions, including any between the Company and its executive officers, directors and principal stockholders (i.e., stockholders owning beneficially 5% or more of the outstanding voting securities of the Company) must be approved by the Audit Committee. For this purpose, a transaction is deemed material if such transaction, alone or together with a series of similar transactions during the same fiscal year, involves an amount that exceeds $60,000. No such transactions occurred during the fiscal year ended December 31, 2003.

EXECUTIVE COMPENSATION

     Summary Compensation

         The following table sets forth, for the last three fiscal years of the Company, the annual and long-term compensation earned by, awarded to, or paid to the person who was Chief Executive Officer of the Company and each of the four other highest compensated executive officers of the Company as of the end of the last fiscal year (the "Named Executive Officers"):

                                Annual Compensation                               Long-Term Compensation
------------------------------------------------------------------------ ------------------------------------------
                                                                                 Awards              Payouts
                                                                         ----------------------- ------------------
                                                                                     Securities
                                                                         Restricted  Underlying          All Other
                         Year                                  Other       Stock     Options/   LTIP      Compen-
   Name and Principal    Ended                                Annual      Award(s)      SARs    Payouts   sation
        Position          Dec. 31  Salary ($)   Bonus ($)  Compensation($)  ($)      (no.) (1)    ($)     ($)(2)
----------------------- ---------- ----------- ----------- -------------- ---------- ---------- -------- ----------
David N. Pierce            2003       $248,000 $        --  $       --    $   --        85,000  $   --   $      --
  President                2002        152,489          --          --        --        85,000      --          --
  (CEO)                    2001        203,319          --          --        --        60,000      --          --

Andrew W. Pierce           2003       $187,800 $        --  $       --    $   --        75,000  $   --   $      --
  Vice-President           2002        113,480          --          --        --        75,000      --          --
  (COO)                    2001        151,307          --          --        --        50,000      --          --

Thomas B. Lovejoy          2003       $186,000 $        --  $       --    $   --        75,000  $   --   $      --
  Chairman                 2002        113,480          --          --        --        75,000      --       4,539
  (CFO)                    2001        151,307          --          --        --        50,000      --       9,078

Scott J. Duncan            2003       $186,600 $        --  $       --    $   --        75,000  $   --   $      --
   Vice-President          2002         88,657          --          --        --        75,000      --       4,539
   Investor Relations      2001        118,209          --          --        --        50,000      --       9,078

Jerzy B. Maciolek          2003       $186,000 $        --  $       --    $   --        75,000  $   --   $      --
  Vice-President           2002        113,480          --          --        --        75,000      --       4,539
  Exploration              2001        151,307          --          --        --        50,000      --       9,078
---------------------

(1)  Includes stock options only.
(2) Includes the Company's employer contributions under the Company's 401(k) plan. No material benefits are payable on retirement under this plan, which was initiated in mid-1999.

     Agreement To Accept Payment at Reduced Rate and Waiver of Accrued Compensation

         Effective July 1, 2002, each of the above individuals agreed to accept payment of their respective salaries or fees at one-half of the previously-agreed rate until such time as the Board of Directors determines that the financial condition of the company is such that regular compensation can be resumed. Effective October 1, 2003, the Board of Directors determined that the financial condition of the Company had improved such that regular compensation could be resumed.

     Option/SAR Grants in Last Fiscal Year

         The following table sets forth information respecting all individual grants of options and stock appreciation rights ("SARs") made during the last completed fiscal year to the Named Executive Officers of the Company:

                                                                                           Potential Realizable
                                                                                        Value at Assumed Rates of
                                                                                         Share Price Appreciation
                                   Individual Grants                                       for Option Term ($)
--------------------------------------------------------------------------------------- ---------------------------
          (a)                   (b)              (c)            (d)            (e)          (f)           (g)
                                             Percent of
                             Number of      Total Options/
                             Securities      SARs Granted
                             Underlying      to Employees   Exercise or
                            Options/SARs       During       Base Price     Expiration
         Name               Granted (#)      Fiscal Year     ($/share)        Date          5%            10%
------------------------  ---------------  --------------  ------------  -------------- ------------  -------------
David N. Pierce........     85,000(1)         10.83%          $3.98       10/27/2010      $137,722      $320,951
Andrew W. Pierce.......     75,000(1)          9.55            3.98       10/27/2010       121,519       283,192
Thomas B. Lovejoy......     75,000(1)          9.55            3.98       10/27/2010       121,519       283,192
Scott J. Duncan........     75,000(1)          9.55            3.98       10/27/2010       121,519       283,192
Jerzy B. Maciolek......     75,000(1)          9.55            3.98       10/27/2010       121,519       283,192
----------------
(1)  These options vest one-third on the first anniversary of the date of grant and one-third on each of the next two anniversaries thereafter.

     Aggregate Option/SAR Exercises in Last Fiscal Year and Year-End Option/SAR Values

         The following table sets forth information respecting the exercise of options and SARs during the last completed fiscal year by the Named Executive
Officers and the fiscal year-end values of unexercised options and SARs:
              (a)                   (b)       (c)                (d)                         (e)
                                                                Number
                                                       of Securities Underlying     Value of Unexercised
                                                         Unexercised Options/           In-the-Money
                                Shares                      SARs at Fiscal              Options/SARs
                                Acquired     Value           Year-End (#)          at Fiscal Year-End ($)
                                   on       Realized        Exercisable/               Exercisable/
             Name             Exercise (#)    ($)          Unexercisable             Unexercisable(1)
------------------------------ -----------  ---------- ------------------------- --------------------------
David N. Pierce...............      --         --         803,333 / 161,667        $1,232,316 / $285,234
Andrew W. Pierce..............      --         --         753,334 / 141,666        $1,197,200 / $249,165
Thomas B. Lovejoy.............      --         --         253,334 / 141,666          $197,210 / $249,165
Scott J. Duncan...............                            253,334 / 141,666          $197,210 / $249,165
Jerzy B. Maciolek.............      --         --         253,334 / 141,666          $197,210 / $249,165

----------------------
(1) Based on the closing sales price for the common stock of $5.00 per share on December 31, 2003.

     Directors' Compensation

         The Company pays its outside directors a retainer of $18,000, issues them options to purchase 10,000 shares of common stock per year and reimburses its directors for costs incurred by them in attending meetings of the Board of Directors and its committees. Each director is granted options to purchase 6,000 shares of common stock upon initial election or appointment to the Board of Directors. The Company does not pay any separate compensation to employees who serve on the Board of Directors.

         The lead director, currently Mr. Goldstein, receives twice the retainer and twice the number of options received by the other outside directors. Mr. Hardman, who is the Technical Advisor to the Board of Directors, was granted options to purchase an additional 65,000 shares of common stock as a consequence of his appointment to that position.

         In addition to his service as a director, Mr. Hardman has been engaged by the Company as a geologic consultant. In this capacity, he receives $57,000 per year.

         All options issued to directors are issued at the approximate market price on the date of grant.

     Employment Agreements, Termination of Employment, and Change in Control

         The Company has entered into executive employment agreements with each of the Named Executive Officers, except for Thomas B. Lovejoy. Each employment agreement is for a three-year term and is automatically extended for an additional year on the anniversary date of such agreement. The Board of Directors approved annual salaries during 2003 of $248,000 for David N. Pierce, $187,800 for Andrew W. Pierce, $186,000 for Thomas B. Lovejoy, $186,000 for Jerzy B. Maciolek, and $186,600 for Scott J. Duncan. For 2004, the Board of Directors has approved salaries of $250,000 for David N. Pierce, $189,000 for Andrew W. Pierce, $189,000 for Thomas B. Lovejoy, $189,000 for Jerzy B. Maciolek, and $189,000 for Scott J. Duncan.

         In addition, the Company's executive officers may receive such bonuses or incentive compensation as the Board of Directors or Compensation Committee may deem appropriate. Each agreement provides that the Board of Directors or Compensation Committee may increase the base salary under the agreements at the beginning of each year, with such increases to be at least 7.5% for David N. Pierce, Andrew W. Pierce and Scott J. Duncan. Each executive officer is entitled under his respective employment agreement to certain continuation of compensation in the event the agreement is terminated upon death or disability, or the Company terminates the agreement other than for cause.

         Each executive employment agreement provides that, on the occurrence of a change of control event, the employee may terminate the agreement. In the event of such termination, the employee is entitled to a termination payment equal to 150% of his annual salary (100% in the case of Jerzy B. Maciolek) and the value of previously granted employee benefits. Additionally, the Company is required to maintain certain benefits and, in the case of David N. Pierce, Andrew W. Pierce and Scott J. Duncan, repurchase outstanding options. Options held by Jerzy B. Maciolek will immediately vest on such termination. For purposes of the foregoing, a change of control shall exist on any of the following events: (i) the sale by the Company of all or substantially all of its assets; (ii) a transaction or series of transactions resulting in a single person or group of persons under common control owning 25% of the outstanding common stock; (iii) a change in the composition of the Board of Directors so that more than 50% of the directors are persons neither nominated nor elected by the Board of Directors or any authorized committee; (iv) the decision by the Company to terminate its business and liquidate its assets; or (v) a merger or consolidation of the Company in which the Company's existing stockholders own less than 50% of the outstanding voting shares of the surviving entity.

     Options and Warrants Granted to Officers, Directors, Employees and Consultants

         As of December 31, 2003, the Company had outstanding options and warrants to purchase an aggregate of 4,784,517 shares that had been granted to officers, directors, employees and consultants of the Company. Of such options, 1,310,517 contain vesting limitations contingent on continuing association with the Company. These options and warrants are exercisable at prices ranging between $2.40 and $10.25 per share. Options issued to executive officers and directors contain terms providing that, in the event of a change in control of the Company and at the election of the optionee, the unexercised options will be canceled, and the Company will pay to the optionee an amount equal to the number of unexercised options multiplied by the amount by which the fair market value of the common stock as of the date preceding the change of control event exceeds the option exercise price. The grants of options to officers and directors were not the result of arm's-length negotiations.

COMPENSATION COMMITTEE REPORT

     General

         Under the supervision of the Compensation Committee, the Company has developed and implemented compensation policies, plans and programs that seek to enhance the Company's ability to recruit and retain qualified executive and other personnel, including incentive bonuses and stock option and award programs that create long-term incentive for executive management and key employees by enabling them to acquire an equity stake in the Company.

         The Company's basic compensation package consists of salary, bonus and stock options. In developing and implementing compensation policies and procedures, the Compensation Committee's objectives are to provide rewards for the long-term value of individual contribution and performance to the Company, provide rewards that are both recurring and nonrecurring and both financial and nonfinancial, provide for fairness and consistency, pay competitively, conduct an effective performance review process, and meet all legal requirements.

         The functions of the Compensation Committee are to:

         o review and recommend to the Board of Directors the amount and manner of compensation of the Chief Executive Officer for final determination by the Board of Directors;

         o outside the presence of the Chief Executive Officer, review and recommend to the Board of Directors the amount and manner of compensation of the Chief Executive Officer for final determination by the Board of Directors;

         o consult with and consider the recommendations of the Chief Executive Officer respecting the amount and manner of compensation of the other executive officers and recommend to the Board of Directors the amount and manner of compensation for such executive officers for final determination by the Board of Directors;

         o consult with the Chief Executive Officer respecting the amount and manner of compensation for other executive level personnel;

         o counsel with the Chief Executive Officer in personnel matters and management organization;

         o support an employment environment of equal opportunity without regard to discrimination on the basis of age, race, religion, sex or national origin;

         o prepare for inclusion in the Company's proxy or information statement for its annual stockholders' meeting disclosure of the Compensation Committee's compensation policies applicable to executive officers, including the specific relationship of corporate performance to executive compensation;

         o review and recommend to the Board of Directors incentive awards under the Company's stock option and stock award plans for executive officers, directors, employees and other eligible participants; and

         o take such further action as necessary to comply with all applicable requirements of law and related regulations and the rules of any national securities exchange or national securities association on which the Company's securities are traded.

         All stock option and award plans are administered by the Board of Directors or a committee thereof. At its discretion, the Board of Directors or committee may grant stock, incentive stock options or nonqualified options to any employee, including officers. In addition to the options granted under the stock option plans, the Company may also issue nonqualified options outside the stock option plans. The granted options have terms ranging from five to seven years and vest over periods ranging from the date of grant to three years. Under terms of the stock option award plans, the Company may also issue restricted stock.

     2003 Compensation Review for Executives and Employees other than the Chief Executive Officer

         In March 2003, the Compensation Committee met briefly and determined that, based on the Company's financial condition, a thorough compensation review would be unproductive at that time and recommended that salaries continue at one-half the 2002 salary level until the Board of Directors determined that the Company's financial condition had improved such that regular compensation could be resumed.

         In late 2003, the Compensation Committee concluded that the financial condition of the Company had improved to the point where a compensation review was appropriate. The Compensation Committee conducted a compensation review with respect to executive officers (other than the Chief Executive Officer whose salary is addressed in the following section) by reference to a review of compensation at similar companies taking into consideration such factors adjusted as the Compensation Committee deemed appropriate for variations in geographic location, size, emphasis on exploration as compared to the level of production and reserves, and profitability. Because of the foregoing factors, the group of firms reviewed by the Compensation Committee for this purpose did not include all of the firms included in the significantly larger peer group whose stock performance is reflected in the Performance Graph - Comparison of Five-Year Cumulative Total Returns included within this document.

         In reviewing the performance of the Company and its executives, the Compensation Committee considered the extent to which the Company and its executives had accomplished objectives for the Company developed by discussion between the Compensation Committee and management, the extent to which the Company's successes and failures in meeting objectives was or was not reasonably within the control or responsibility of the Company's management, and the recommendations of management. Additionally, the Compensation Committee took into account the impact of the agreement of the executive officers to accept payment of the reduced rate of one-half of 2002 salary levels beginning July 1, 2002. The Compensation Committee recommended to the Board of Directors that (i) 2003 salaries be restored to 100% of 2002 salary levels, (ii) salary levels be set for the year 2004 at levels recommended by the Compensation Committee, and
(iii) adjustments be made in 2003 to bring actual 2003 salaries to the salary level recommended for 2004. Acting on the recommendations of the Compensation Committee, the Board of Directors took all three actions.

     2003 Chief Executive Officer Compensation Review

         In March 2003, the Compensation Committee met briefly and determined that, based on the Company's financial condition, a thorough compensation review for the Chief Executive Officer would be unproductive at that time and recommended that his salary at one-half the previously-agreed rate be continued until the Board of Directors determined that the Company's financial condition had improved such that regular compensation could be resumed.

         In late 2003, the Compensation Committee concluded that the financial condition of the Company had improved to the point where a compensation review was appropriate. The Compensation Committee recommended to the Board of Directors that the 2003 and 2004 salary level for the Chief Executive Officer be adjusted on the same basis as applied to other executives, except that objectives against which performance was measured also included continuing the development of the Company's relationships with the government of Poland and the Company's strategic partners, the Company's progress toward discovering, developing and marketing gas reserves in Poland, acquiring additional oil and gas assets in Poland, and expanding the Company's strategic alliances and industry position generally. Efforts to obtain additional funding, conceiving and implementing programs to achieve growth, maintaining compliance with regulatory requirements, and achieving within the stockholder and the broader business community a high regard for the integrity of the Company and its management were also considered, without any specific weight assigned to any specific factors. The Compensation Committee also weighed accomplishments and progress against various delays and impediments encountered and considered the degree to which material events and factors were or were not within the control of the Chief Executive Officer. Due to the nature of the Company's business, the Compensation Committee did not establish objective criteria in the determination of compensation for the Chief Executive Officer, but applied the subjective criteria discussed above. The Board of Directors adopted the Compensation Committee's recommendations.

     Compensation Committee Interlocks and Insider Participation

         No member of the Compensation Committee is a present or former officer of the Company or any subsidiary. There are no other interlocks. No member of the Compensation Committee, his family, or his affiliate was a party to any material transactions with the Company or any subsidiary since the beginning of the last completed fiscal year. No executive officer of the Company serves as an executive officer, director or member of a Compensation Committee of any other entity, an executive officer or director of which is a member of the Compensation Committee of the Company.

         The foregoing report has been furnished by:  Dennis B. Goldstein,
                                                        Chairman
                                                      Arnold S. Grundvig, Jr.
                                                      Richard Hardman
                                                      David L. Worrell

                                             EQUITY COMPENSATION PLANS

                                                                                      Number of Securities
                                                                                      Remaining Available
                                      Number of Securities                             for Future Issuance
                                       To Be Issued upon        Weighted-Average          under Equity
                                          Exercise of          Exercise Price of       Compensation Plans
                                      Outstanding Options,    Outstanding Options,   (excluding securities
           Plan Category              Warrants and Rights     Warrants and Rights     reflected in column (a))
                                              (a)                     (b)                       (c)
                                     ----------------------- ----------------------- -----------------------
Equity compensation plans
  approved by security holders.....          3,664,517                $4.77                   785,483
Equity compensation plans not
  approved by security holders.....          1,120,000                 3.30                        --
                                             ---------                                        -------
      Total                                  4,784,517                                        785,483
                                             =========                                        =======

         Since inception, the Company has issued options pursuant to stock option and award plans that have been adopted by the Board of Directors and approved by the stockholders. As of December 31, 2003, the Company had outstanding options to purchase an aggregate of 3,664,517 shares under plans that have been approved by the stockholders. In addition, from time to time, the Board of Directors has authorized the issuance of options, warrants and convertible securities under arrangements that have not been submitted to the stockholders for approval. This includes compensatory options granted to employees, consultants, officers, directors and others. As of December 31, 2003, there was an aggregate of 1,120,000 shares reserved for issuance under currently outstanding options, warrants and convertible securities not submitted to the stockholders for approval.

         In addition to the specific provisions noted below, all such outstanding options, warrants and convertible securities provide for antidilution adjustments to the number of shares issuable and the exercise or conversion price in the event of any stock split, stock dividend or recapitalization of the common stock of the Company; restrict transfer; require the Company to reserve for issuance that number of shares issuable on exercise or conversion; require notice to the holder prior to certain extraordinary corporate events; require payment of the exercise price of options and warrants in cash plus such other type of consideration as specifically noted; are fully vested and exercisable unless otherwise indicated; and contain other similar miscellaneous items.

         Early in the Company's history, in June 1994, the Company granted to David N. Pierce and Andrew W. Pierce, founders, executive officers and directors, options to purchase 500,000 shares each at $3.00 per share, exercisable at any time within 10 years. These options are currently fully vested and contain terms providing that, in the event of a change of control of the Company and at the election of the optionee, in consideration of the cancellation of the unexercised options, the Company will pay to the optionee an amount equal to the number of unexercised options multiplied by the amount by which the fair market value of the common stock as of the date preceding the date of the change of control exceeded the option exercise price. The grants of these options were not the result of arm's-length negotiations. The Company has agreed to register under the Securities Act of 1933 the issuance of the common stock on exercise of these options, at its cost, in certain circumstances. The options may be exercised by the payment of cash or delivery of shares of common stock already owned.

         The Company granted to an outside consultant options to purchase 20,000 shares at $8.25 per share in 1997 and 30,000 shares at $7.375 per share in 1999. The Company has agreed to register the issuance and resale of the common stock issuable on the exercise of the option to purchase 20,000 shares granted in 1997 in certain circumstances. The options to purchase 30,000 shares granted in 1999 vest one third per year after the anniversary date of the grant, are exercisable for a period of seven years after the date of vesting, and are exercisable by delivering common stock owned by the optionee for over six months or a promissory note on terms acceptable to the Board of Directors.

         In September 1997, the Company issued to one executive officer and director and one employee seven-year options to purchase 10,000 shares each at an exercise price of $7.25 per share. The options are currently fully vested. The Company has agreed to register issuance of the common stock issuable on exercise of these options in certain circumstances.

         The Company has granted to a consultant in Poland options to purchase 25,000 shares at $4.0625 per share on October 18, 2000, and at $2.44 per share on November 12, 2001. Each option vests one third per year after the date of grant and is exercisable for a period of seven years after the date of vesting. The options may be exercised by the delivery of a promissory note in a form satisfactory to the Board of Directors, by the delivery of common stock owned by the optionee for over six months, or in such other form as the Board of Directors may deem appropriate.

FIVE-YEAR PERFORMANCE COMPARISON GRAPH

         The following graph provides an indicator of cumulative total stockholder returns for the Company as compared with the total returns index for the Nasdaq Stock Market (U.S. companies) and an industry peer group for the past five years. The industry peer group selected by the Company is comprised of companies in the United States whose stock is traded on Nasdaq and which are included in Standard Industrial Code 1311, or SIC 1311, entitled "Crude Petroleum and Natural Gas." The industry peer group comprised of firms in SIC 1311 is different than the group of firms the Compensation Committee used for comparison purposes in determining executive compensation. The Compensation Committee selected firms from SIC 1311 that were similar to the Company in terms of geographic location and size, with emphasis on exploration as compared to the level of production and reserves, and profitability. For purposes of comparing five-year cumulative total stockholder returns, the Company believes that it is appropriate to provide five-year cumulative total stockholder returns data for the industry peer group based on a broader industrial classification code group involving a larger number of firms.

[GRAPHIC OMITTED]

         The plot points for the above graph are detailed in the following table:

                                                          Legend
--------------------------------------------------------------------------------------------------------------------
   Symbol       CRSP Total Returns Index for:  12/1998      12/1999     12/2000    12/2001     12/2002     12/2003
   ------       -----------------------------  -------      -------     -------    -------     -------     -------
 [square]   FX Energy.........................  100.0         53.1        35.2       19.4        25.3         49.4
 [star]     Nasdaq stock market
             (US Companies)...................  100.0        185.4       111.8       88.7        61.3         91.7
 [triangle] Industry peer group (SIC 1311
             US Companies)....................  100.0        103.2       214.5      160.7       159.6        282.0

Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization of the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/31/1998.

AUDIT COMMITTEE REPORT

         The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the annual financial statements included in the Annual Report and filed with the Securities and Exchange Commission. The Audit Committee also reviewed the unaudited financial statements filed with the Company's quarterly reports on Form 10-Q.

         In accordance with Statements of Accounting Standards No. 61, 89 and 90, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the financial statements. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

         The Audit Committee has also discussed issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, and the selection of the Company's independent auditors with the Company management and its independent auditors.

         Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the restated audited financial statements be included in the amended annual report on Form 10-K/A for the fiscal year ended December 31, 2002, filed with the Securities and Exchange Commission on October 8, 2003, and that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

         The foregoing report has been furnished by: Arnold S. Grundvig, Jr.,
                                                      Chairman
                                                     Dennis B. Goldstein
                                                     David L. Worrell

INDEPENDENT PUBLIC ACCOUNTANTS

     Selection of Auditors

         The selection of the Company's auditors will not be submitted to the stockholders for their approval in the absence of a requirement to do so. It is anticipated that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

     Audit Fees

         The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2003, for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year for reviews of registration statements and for assistance with the Company's SEC review of its prior year financial statements were $129,745. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $55,800.

     Audit Related Fees

         PricewaterhouseCoopers LLP did not bill the Company for any professional services that were reasonably related to the performance of the audit or review of financial statements for either the fiscal year ended December 31, 2003, or the fiscal year ended December 31, 2002, that are not included under Audit Fees above.

     Tax Fees

         The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2003, and December 31, 2002, were $14,067 and $13,118, respectively.

     All Other Fees

         PricewaterhouseCoopers LLP did not perform any services for the Company or charge any fees other than the services described above under "Audit Fees" and "Tax Fees" for either the fiscal year ended December 31, 2003, or the fiscal year ended December 31, 2002.

         The engagements of PricewaterhouseCoopers LLP to perform all of the above-described services were approved by the Audit Committee before the Company entered into the engagements, and the policy of the Audit Committee is to require that all services performed by the independent auditor be pre-approved by the Audit Committee before the services are performed.

OTHER MATTERS

         Management does not know of any business other than that referred to herein that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

         In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign and return it promptly in the envelope provided. The signing of a proxy by no means prevents your attending the meeting.

                                           By Order of the Board of Directors

                                           FX ENERGY, INC.


                                           Scott J. Duncan, Secretary

Salt Lake City, Utah
May 17, 2004

                                                                      APPENDIX A

                             Audit Committee Charter

                                   COMPOSITION

         The Audit Committee shall be composed of at least three members, each of whom shall be independent under all applicable laws and regulations. Each member of the Audit Committee shall be able to read and understand fundamental financial statements at the time of his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background.

         The Audit Committee shall be appointed by the Corporation's board of directors and the board of directors may at any time, in its complete discretion, remove any member of the Audit Committee and may fill any vacancy on the Audit Committee. The Audit Committee chair shall be elected by the Audit Committee.

                                     PURPOSE

         The Audit Committee shall assist the board of directors in fulfilling its oversight responsibilities for the integrity of the Corporation's financial statements, the Corporation's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the Corporation's internal audit function and independent auditor.

         In performing its oversight role, the committee is specifically empowered to investigate any matter it deems necessary with full access to all books, records, facilities, and personnel of the Corporation and is specifically authorized to engage and obligate the Corporation to compensate independent counsel and other advisors as it deems necessary.

                                    MEETINGS

         The Audit Committee shall meet at least four times a year, with authority to convene additional meetings as it determines necessary. Each committee member is expected to attend each meeting, in person or via telephone or video conference. The committee shall invite members of management, the independent auditor, or others to attend meetings and provide pertinent information as it deems necessary. The Audit Committee shall also meet separately with management and with the independent auditor as it deems necessary.

         The Audit Committee shall have meeting agendas prepared at the direction of the Audit Committee chair and provided in advance to the members of the Audit Committee along with appropriate briefing materials. Minutes of each meeting of the Audit Committee shall be prepared, approved by the Audit Committee, and presented by the Audit Committee to the board of directors. Necessary and appropriate administrative expenses of the Audit Committee shall be paid by the Corporation.

         Except where the Audit Committee as a whole is required by applicable law or regulation to conduct certain activities, the Audit Committee may delegate activities to one or more of its members; however, the member or members shall be required to report on any such activities at a meeting of the entire Audit Committee.

                                RESPONSIBILITIES

         The Audit Committee shall carry out the identified responsibilities in each of the following areas:

Independent Auditor

         The Audit Committee shall:

         o be directly responsible for the appointment and termination, compensation, and oversight of the independent auditor, including resolving disagreements between management and the independent auditor regarding financial reporting;

         o preapprove all audit and any nonaudit services provided by the independent auditor and shall ensure that the Corporation does not engage the independent auditor to perform any nonaudit services that are proscribed by law or regulation;

         o at least annually, obtain and review a report by the independent auditor describing that firm's internal quality control procedures; any material issues raised by the most recent internal quality control review or peer review of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by that firm and any steps taken to deal with any such issues; and all relationships between the independent auditor and the Corporation;

         o ensure the rotation of the lead audit partner as required by applicable law and regulation and consider whether there should be regular rotation of the audit firm itself; and

         o set clear hiring policies for employees or former employees of the independent auditor.

Internal Audit and Control

         The Audit Committee shall:

         o oversee the effectiveness of the Corporation's internal control system including information, technology, security and control;

         o understand the scope of the internal and independent auditors' review of internal control over financial reporting and obtain reports on significant findings and recommendations together with management's responses; and

         o review with management the plans, activities, staffing, and organizational structure of the internal audit and review the effectiveness of the internal audit function.

Financial Statements and Periodic Reports

         The Audit Committee shall:

         o review significant accounting and reporting issues and understand their impact on the financial statements, including:

                  -- complex or unusual transactions and highly judgmental areas;

                  -- major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles;

                  -- the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Corporation;

         o review analyses prepared by management and the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative GAAP methods on the financial statements;

         o review with management and the independent auditor the results of the audit, including any difficulties encountered by the independent auditor, any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management;

         o review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" or any similar item in the Corporation's periodic reports;

         o review disclosures made by the CEO and CFO in connection with their certifications of annual and quarterly periodic reports about deficiencies in the design or operation of internal controls or any fraud that involves management or other employees that have a significant role in the Corporation's internal controls;

         o review and discuss all earnings, press releases, as well as financial information and earning guidance provided to analysts and rating agencies; and

         o prepare and sign the report that is required to be included in the Corporation's annual proxy statement.

Compliance and Additional Duties

         The Audit Committee shall:

         o review the effectiveness of the Corporation's system for monitoring compliance with applicable laws and regulations and the results of management's investigative follow-up, including any disciplinary action, of any instances of noncompliance;

         o        review and approve all related-party transactions;

         o        establish procedures for:

                  -- the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and

                  -- confidential anonymous submission by Corporation employees of concerns regarding questionable accounting or auditing matters;

         o adopt a formal document retention policy with respect to the performance by the Audit Committee of its duties in general and including, in particular, the protection of documents related to whistleblower complaints and to the audit processes of the Corporation;

         o review the findings of any examinations of the Corporation by regulatory agencies;

         o review and assess the adequacy of the Audit Committee charter annually, recommending changes to the board of directors as appropriate;

         o confirm annually that the Audit Committee has performed all of its assigned responsibilities; and

         o evaluate the performance of the committee and of each individual member at least annually and present the results of that evaluation to the board of directors.